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                                                                  EXHIBIT 23.2


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 29, 1998, incorporated by reference in Hutchinson Technology Incorporated and Subsidiaries' Form 10-K for the year ended September 27, 1998 and to all references to our Firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP
Minneapolis, Minnesota
September 29, 1999